UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ZYMEWORKS INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOTE

Online

Go to **https://www.envisionreports.com/ZYME** or scan the QR code — login details are located in the shaded bar below.

Votes must be received by the closing of polls at the meeting for shares held directly and by 11:59 pm ET on December 10, 2026 for shares held via Shareworks.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Zymeworks Inc. Stockholder Meeting to be Held on December 15, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report on Form 10-K, Proxy Statement and Notice of Meeting are available at:

https://www.envisionreports.com/ZYME

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **https://www.envisionreports.com/ZYME.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before December 5, 2026 to facilitate timely delivery.

2 N O T

04BWNC

Stockholder Meeting NoticeZymeworks Inc.’s Annual Meeting of Stockholders will be held on December 15, 2026, at 9:00 am PT, virtually via the Internet at meetnow.global/M45Z77N.Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals 2, 4, 5 and 6 and 1 YEAR for Proposal 3:1. Election of Directors:01 - Brian N. Cherry02 - Gregory A. Ciongoli03 - Oleg Nodelman2. To approve, on an advisory basis, the compensation of our named executive officers.3. To approve, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers.4. To approve the 2026 Employee Stock Purchase Plan.5. To approve the amendment and restatement of our amended and restated certificate of incorporation to declassify our board of directors.6. Ratification of the appointment of KPMG LLP, chartered professional accountants, as auditors for the year ending December 31, 2026.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.Here’s how to order a copy of the proxy materials and select delivery preferences:Current and future delivery requests can be submitted using the options below.If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to https://www.envisionreports.com/ZYME. Click Cast Your Vote or Request Materials.— Phone – Call us free of charge at 1-866-641-4276.— Email – Send an email to investorvote@computershare.com with “Proxy Materials Zymeworks Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.To facilitate timely delivery, requests for a paper copy of proxy materials must be received by December 5, 2026.

Notice of Internet Availability of Proxy MaterialsImportant Notice Regarding the Availability of Proxy Materials for Zymeworks Inc. (the “Company”)Annual Meeting to be Held on December 15, 2026, at 9:00 a.m. Pacific Time,virtually via the Internet at meetnow.global/M45Z77N.The U.S. securities regulators have adopted policies that permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of proxy materials. The Company is availing itself of the notice-and-access policies and as a result, you will not be receiving a paper copy of the proxy materials in respect of the Annual Meeting unless specifically requested in accordance with the instructions in this Notice.You are receiving this notice to advise that the proxy materials for the above noted meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important!THIS IS NOT A FORM FOR VOTINGThis communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the Notice and Proxy Statement and Annual Report on Form 10-K are available at:https://www.envisionreports.com/ZYMEEasy Online Access — A Convenient Way to View Proxy Materials and VoteWhen you go online to view materials, you can also vote your shares.Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before December 20, 2025 to facilitate timely delivery.

Shareholder Meeting NoticeThe Company’s Annual Meeting of Shareholders will be held on December 15, 2026, at 9:00 a.m. Pacific Time, virtually via the Internet at meetnow.global/M45Z77N To attend the Annual Meeting and exercise the voting rights directly, you must (1) request a proxy from Computershare Trust Company of Canada at the address below and (2) not have previously submitted voting instructions or have submitted a written revocation of any such previous instructions.VOTING ITEMSThe Board of Directors recommends you vote FOR the following:1. Election of Directors:Nominees01. Brian N. Cherry 02. Gregory A. Ciongoli 03. Oleg Nodelman2. To approve, on an advisory basis, the compensation of our named executive officers.3. To approve, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers.4. To approve the 2026 Employee Stock Purchase Plan.5. To approve the amendment and restatement of our amended and restated certificate of incorporation to declassify our board of directors.6. Ratification of the appointment of KPMG LLP, chartered professional accountants, as auditors for the year ending December 31, 2026.We encourage you to access and review all of the important information contained in the proxy materials before voting.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must either vote online or request a paper or email copy of the proxy materials and a voting instruction card.To assure your representation at the Annual Meeting, please complete, sign, date and return the voting instruction card that is delivered to you.Shareholders who do not wish to attend the Annual Meeting or do not wish to vote in person can vote by voting instruction card. A registered shareholder must return the completed voting instruction card to the Company:(a) by delivering the voting instruction card as instructed therein, which voting instruction card must be received by 11:59pm ET, December 14, 2026(b) by internet at www.investorvote.com not later than December 14, 2026 at 11:59pm ET or(c) by telephone by calling toll-free in North America at 1-866-732-8683 and following the instructions no later than December 14, 2026 at 11:59pm ET.If you are a non-registered shareholder (i.e. you own your shares through an intermediary such as a bank, trust company or broker), you can vote your shares by following the instructions provided by your intermediary.How to Obtain Paper or Email Copies of the Proxy MaterialsShareholders may request to receive paper or email copies of current and future meeting materials by mail or email at no cost. Requests for copies may be made using your Control Number located in the shaded bar on the reverse side of this notice. If you request an email copy, you will receive an email with a hyperlink to the proxy materials. Registered shareholders may enroll to receive future meeting materials by email by visiting www.computershare.com/eDelivery and clicking on “eDelivery Signup”.To attend the Annual Meeting in person and exercise voting rights directly, please contact Computershare Trust Company of Canada at the following address: 3rd Floor, 510 Burrard Street Vancouver BC, V6C 3B9, or call/email corporatetrust.vancouver@computershare.com/236 982 4155.Request a paper copy of the proxy materials:BY TELEPHONE: Call Toll Free, within North America at 1-866-641-4276.BY INTERNET: Visit www.investorvote.com/ZYMEBY EMAIL: Send a request to investorvote@computershare.com with “Proxy Materials” in the subject line.